                                                                     EXHIBIT 4.2

                              [FACE OF CERTIFICATE]

                                     [LOGO]

TL

ORDINARY SHARES                                                  CUSIP M87482119

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                   TEFRON LTD.

               INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

THIS CERTIFIES THAT

is the owner of

         FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NIS 10.00 EACH

of Tefron Ltd. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association and amendments thereto of the Corporation, to all of which the holder by the acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the Corporation has caused this Certificate to be issued under the facsimile seal of the Corporation and the facsimile signature of its duly authorized Director.

Dated:                                       BY:

                                             /s/ Yacov Gelbard
                                             -----------------------------------
                                             CHAIRMAN OF THE BOARD OF DIRECTORS

                                     [SEAL]

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

                                           (NEW YORK, N.Y.)     TRANSFER AGENT

BY                                                                 AND REGISTRAR

AUTHORIZED SIGNATORY

                              [BACK OF CERTIFICATE]

                                   TEFRON LTD.

      The Corporation will furnish without charge to each shareholder who so requests a complete statement of the powers, designations, preferences and relative participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the registered office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT-_______ Custodian _______

TEN ENT - as tenants by the                             (Cust)          (Minor)
          entireties

JT TEN - as joint tenants with right               under Uniform Gifts to Minors
         of survivorship and not as                        Act __________
         tenants in common                                      (State)

     Additional abbreviations may also be used though not in the above list.

For value received __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee _______________________________________________________ Ordinary Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________________________

Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

DATED, _________________________

________________________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:

________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.